UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

Kellogg Company

(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of Principal executive offices, including Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.750% Senior Notes due 2021	K 21	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into Material Definitive Agreements.

On January 26, 2021 (the “Effective Date”), Kellogg Company (the “Company” or the “Borrower”) entered into an unsecured 364-Day Credit Agreement (the “New 364-Day Credit Facility”) with the lenders named therein (the “364-Day Credit Facility Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and JPMorgan Chase Bank, N.A., Barclays Bank PLC, BofA Securities, Inc., Citibank, N.A., Coöperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

On the Effective Date, the lending commitments under the 364-Day Credit Agreement, dated as of January 28, 2020 (the “Old 364-Day Credit Facility”) with the lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and JPMorgan Chase Bank, N.A., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank, N.A., Coöperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners, matured and the credit agreement governing the Old 364-Day Credit Facility expired according to its terms. The description of the Old 364-Day Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the credit agreement governing the Old 364-Day Credit Facility, a copy of which was filed as Exhibit 4.1 to our Current Report on Form 8-K dated January 30, 2020, and is incorporated by reference herein.

The New 364-Day Credit Facility allows the Borrower, for the fees and expenses and at the interest rates specified therein, to borrow, on a revolving credit basis up to an aggregate principal amount of US $1,000,000,000 at any time outstanding. The New 364-Day Credit Facility contains customary covenants and warranties, including specified restrictions on indebtedness, liens and an interest expense coverage ratio that requires the ratio of Consolidated EBITDA to Consolidated Interest Expense to be no less than 4.0 to 1.0 for any four consecutive fiscal quarters. It also contains customary Events of Default (as defined in the credit agreement governing the New 364-Day Credit Facility). If an Event of Default occurs, then, to the extent permitted in the New 364-Day Credit Facility, the Administrative Agent with respect to the New 364-Day Credit Facility may terminate the commitments under the New Credit Facility, accelerate any outstanding loans under the New 364-Day Credit Facility and demand the deposit of cash collateral equal to the 364-Day Credit Facility Lenders’ letter of credit exposure plus interest thereon under the New 364-Day Credit Facility.

On the Effective Date, no borrowings are outstanding under the New 364-Day Credit Facility.

The description of the New 364-Day Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the credit agreement governing the New 364-Day Credit Facility, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On January 26, 2021 (the “Amendment Effective Date”), the Company also amended (the “Five-Year Credit Agreement Amendment”) its Five-Year Credit Agreement dated as of January 30, 2018 (as amended by the Five-Year Credit Agreement Amendment, the “Five-Year Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, Bank of America, N.A., Citibank, N.A., Cooperatieve Rabobank U.A., New

York Branch, Morgan Stanley MUFG Loan Partners, LLC, and Wells Fargo Bank, National Association, as Documentation Agents, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Cooperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners and the lenders named therein (the “Five-Year Credit Facility Lenders”), in order to make certain conforming changes consistent with the terms of the New 364 Day Credit Agreement.

On the Amendment Effective Date, no borrowings are outstanding under the Five-Year Credit Agreement.

The description of the Five-Year Credit Agreement Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Five-Year Credit Agreement Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Many of the 364-Day Credit Facility Lenders and Five-Year Credit Facility Lenders have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and is subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

 (d) Exhibits.

Exhibit 10.1	364-Day Credit Agreement dated as of January 26, 2021 with JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and JPMorgan Chase Bank, N.A., Barclays Bank PLC, BofA Securities, Inc., Citibank, N.A., Coöperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners and the lenders named therein

Exhibit 10.2	Amendment No. 1 to Five-Year Credit Agreement dated as of January 30, 2018 with JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, Bank of America, N.A., Citibank, N.A., Cooperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC, and Wells Fargo Bank, National Association, as Documentation Agents, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Cooperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners and the lenders named therein

Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

/s/ Gary H. Pilnick
Date: January 29, 2021	Name:	Gary H. Pilnick
	Title:	Vice Chairman

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